CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



         We consent to the incorporation by reference in Registration Statement No. 33-47895 on Form S-8 and the Prospectus included therein of our reports dated February 20, 1998 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 3, 1998.





                                              LOUIS PLUNG & COMPANY, LLP
                                              Certified Public Accountants









Pittsburgh, PA
March 23, 1998